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CUSIP NO. 125965103               SCHEDULE 13D

                                    EXHIBIT B

                      INFORMATION REGARDING CERTAIN OF THE
                                MANAGED ENTITIES

                                                         PLACE OF          PRINCIPAL
       NAME                     ADDRESS                 ORGANIZATION        BUSINESS
       ----                     -------                 ------------        --------
Ballet Limited     c/o Beaufort Financial Services   Cayman Islands      Passive Holding
                   West Wind Building                                        Company
                   P.O. Box 2197, Harbour Drive
                   George Town, Grand Cayman
                   Cayman Islands, BWI

Denary Limited     c/o Beaufort Financial Services   Cayman Islands      Passive Holding
                   West Wind Building                                        Company
                   P.O. Box 2197, Harbour Drive
                   George Town, Grand Cayman
                   Cayman Islands, BWI

Gleam Limited      c/o Beaufort Financial Services   Cayman Islands      Passive Holding
                   West Wind Building                                        Company
                   P.O. Box 2197, Harbour Drive
                   George Town, Grand Cayman
                   Cayman Islands, BWI

Highlands Limited  c/o Beaufort Financial Services   Cayman Islands      Passive Holding
                   West Wind Building                                        Company
                   P.O. Box 2197, Harbour Drive
                   George Town, Grand Cayman
                   Cayman Islands, BWI

Noble Limited      c/o Beaufort Financial Services   Cayman Islands      Passive Holding
                   West Wind Building                                        Company
                   P.O. Box 2197, Harbour Drive
                   George Town, Grand Cayman
                   Cayman Islands, BWI

CUSIP NO. 125965103               SCHEDULE 13D

                                    EXHIBIT B

                      INFORMATION REGARDING CERTAIN OF THE
                                MANAGED ENTITIES

                                                         PLACE OF          PRINCIPAL
       NAME                     ADDRESS                 ORGANIZATION        BUSINESS
       ----                     -------                 ------------        --------
Outrigger Limited  c/o Beaufort Financial Services   Cayman Islands      Passive Holding
                   West Wind Building                                        Company
                   P.O. Box 2197, Harbour Drive
                   George Town, Grand Cayman
                   Cayman Islands, BWI

Quill Limited      c/o Beaufort Financial Services   Cayman Islands      Passive Holding
                   West Wind Building                                        Company
                   P.O. Box 2197, Harbour Drive
                   George Town, Grand Cayman
                   Cayman Islands, BWI

Radial Limited     c/o Beaufort Financial Services   Cayman Islands      Passive Holding
                   West Wind Building                                        Company
                   P.O. Box 2197, Harbour Drive
                   George Town, Grand Cayman
                   Cayman Islands, BWI

Shoreline Limited  c/o Beaufort Financial Services   Cayman Islands      Passive Holding
                   West Wind Building                                        Company
                   P.O. Box 2197, Harbour Drive
                   George Town, Grand Cayman
                   Cayman Islands, BWI

Zinnia Limited     c/o Beaufort Financial Services   Cayman Islands      Passive Holding
                   West Wind Building                                        Company
                   P.O. Box 2197, Harbour Drive
                   George Town, Grand Cayman
                   Cayman Islands, BWI


Equity CSKA        West Wind Building                Cayman Islands      Passive Holding
Limited            P.O. Box 1111                                             Company
                   Harbour Drive
                   George Town, Grand Cayman
                   Cayman Islands, B.W.I.

Equity CSKB        West Wind Building                Cayman Islands      Passive Holding
Limited            P.O. Box 1111                                             Company
                   Harbour Drive
                   George Town, Grand Cayman
                   Cayman Islands, B.W.I.

CUSIP NO. 125965103               SCHEDULE 13D

                                    EXHIBIT B

                      INFORMATION REGARDING CERTAIN OF THE
                                MANAGED ENTITIES

                                                         PLACE OF          PRINCIPAL
       NAME                     ADDRESS                 ORGANIZATION        BUSINESS
       ----                     -------                 ------------        --------

Equity CSKC        West Wind Building                Cayman Islands      Passive Holding
Limited            P.O. Box 1111                                             Company
                   Harbour Drive
                   George Town, Grand Cayman
                   Cayman Islands, B.W.I.

South Bay          West Wind Building                Cayman Islands      Passive Holding
                   P.O. Box 1111                                             Company
                   Harbour Drive
                   George Town, Grand Cayman
                   Cayman Islands, B.W.I.